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                   U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K/A

                     AMENDMENT TO APPLICATION OR REPORT
                 FILED PURSUANT TO SECTION 12, 13, OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                           Petrol Industries, Inc.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


                               AMENDMENT NO. 1

        The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its

         CURRENT REPORT DATED AS OF NOVEMBER 12, 1997 on Form 8-K as set forth in the pages atached hereto;

            (List all such items, financial statements, exhibits
                         or other portions amended)

     Item 4 is amended to add the response letter of KPMG Peat Marwick attached hereto.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                PETROL INDUSTRIES, INC.

                                                    s/Joseph M. Rodano
Dated:   December 5, 1997                    By:____________________________
                                                Joseph M. Rodano
                                                President